Fourth-Quarter 2021 Results February 16, 2022 Exhibit 99.2

Q4 2021 Conference Call Details Live Webcast February 16, 2022 10:00 AM ET Dial-In Number (844) 200-6205 Domestic (929) 526-1599 International Webcast at www.altramotion.com Replay (866) 813 9403 Domestic* +44 (204) 525-0658 International* Conference ID: 858075 *Phone replay through March 2, 2022 Webcast replay also available at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” "will,” “guidance,” “outlook,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under the “Business Outlook” section and statements related to management's expectations regarding (a) regarding the anticipated sale of the JVS business, including expectations to update guidance upon closing the JVS transaction and expectations to close the sale of the JVS business in 2022, (b) the Company’s ability to advance its strategy to focus its business on highly engineered products in the motion control and power transmission markets, (c) the expected benefits and integration of the acquisition of Nook Industries, (d) the Company’s ability to convert backlog into future sales, (e) the Company’s expectations for continued strength across end markets, (f) the Company’s ability to execute on pricing initiatives, (g) the Company’s expectations for Organic Sales Growth, (h) regarding leveraging the Altra Business System to drive organic growth initiatives, (i) the Company's ability to overcome headwinds due to inflation, labor availability and supply chain, (j) the Company’s ability to gain share, (k) the Company’s expectations for the upcoming quarters and fiscal year and, (l) the Company’s position as a resilient premier industrial company for the long-term. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain including the impact of the global semiconductor chip shortage, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues involving the Company’s facilities or the Company’s customers, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) impairment or reduction of goodwill or intangible assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with enhancements to our enterprise resource planning system, (23) risks associated with the Nook Industries and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28)  disruption of our supply chain, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) exposure to United Kingdom political developments, including the effect of its withdrawal from the European Union, and the uncertainty surrounding the effect of Brexit and related negative developments in the European Union and elsewhere, (33) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (34) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (35) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, including the impact of the pandemic on manufacturing and supply capabilities throughout the world, (36) adverse conditions in the credit and capital markets limiting or preventing the Company’s and its customers’ and suppliers’ ability to borrow or raise capital, (37) the Company’s ability to invest in new technologies and manufacturing techniques and to develop or adapt to changing technology and manufacturing techniques, (38) defects, quality issues, inadequate disclosure or misuse with respect to our products and capabilities, (39) changes in labor or employment laws, (40) the Company’s ability to recruit, retain and motivate key sales, marketing or engineering personnel, (41) unplanned repairs or equipment outages, (42) changes in the Company’s tax rates, or exposure to additional income tax liabilities or assessments, as well as audits by tax authorities, (43) the risks associated with the Company’s ability to successfully divest or otherwise dispose of businesses, including the JVS business, that are deemed not to fit with our strategic plan or are not achieving the desired return on investment and (44) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview Market Review Q4 and Full Year 2021 Financial Review, 2022 Guidance Q&A Carl Christenson Chairman & Chief Executive Officer Todd Patriacca Executive Vice President, Chief Financial Officer and Treasurer

Strong results in a challenging year *See appendix for discussion and reconciliation of non-GAAP measures Continued to leverage broad-based demand trends 2021 sales up 10% YOY to $1.9B   Q4 111% book-to-bill drives backlog to more than $800M Efficiencies & cost management drive strong bottom-line performance   Full Year GAAP diluted EPS of $0.42 vs. ($0.39) in 2020  Full Year Non-GAAP diluted EPS of $3.22 vs. $2.88 in 2020*  Strong cash flow & achievement of historical leverage target $176.4M Free Cash Flow in 2021*  Paid down $155M of debt in 2021; $35M in Q4 Exited 2021 with Net Debt to Non-GAAP Adjusted EBITDA leverage at 3.0x* Positioned for continued growth & margin expansion Strong bookings momentum and record backlog entering FY22 Price cost, logistics and supply chain initiatives under way Progress executing strategy

Focusing portfolio on highly engineered motion control & power solutions Nook Industries Acquisition Closed December 31, 2021 Adds complementary linear motion control product offerings to Altra’s portfolio Expands presence in strategic markets like medical, factory automation and defense Nook’s 2021 revenue estimated at approximately $42 million Transaction expected to be cash accretive to earnings in 2022, excluding any one-time or acquisition-related costs Announced February 9, 2022 Transaction valued at $325 million Aligns Altra’s portfolio on highly engineered products in motion control and power transmission markets Strengthens capital allocation optionality Positions JVS team with strategically aligned ownership Deal expected to close in 2022 Agreement to Sell JVS to Cummins Inc.

* Non-core markets (not shown) include distribution with no associated market classification (25% of total sales), mining & metals (6%), oil & gas (2%) and other miscellaneous general industrial market segments (6%) Global digitalization and industrial IoT; Macro trends in collaborative robotics Increased infrastructure spending Aging population, long term growth of non-invasive and robotic surgeries Secular Growth Drivers Strong demand across multiple end markets New technologies supporting global emissions mandates Advances in warehousing automation; Localization of e-commerce logistics Continued defense spending; Anticipated rebound of commercial aero Global sustainability movement and support for renewable energy Transportation % of AIMC Sales LTM Factory Automation & Specialty Machinery Turf & Garden, Ag, Construction Medical Renewable Energy Material Handling Aerospace & Defense Q4 Trend Core Markets*       

Thriving and growing as a premier industrial company Business fundamentals remain strong – broad-based demand strength and diversified, high-value portfolio drive record backlog Ongoing execution of the factors that we can control – positions Altra to benefit from operating margin improvement in year ahead Altra is positioned with greater capital deployment optionality – strengthened balance sheet and achieved target leverage range Moving into next phase of our transformative growth – early traction with Nook and JVS transactions Altra 2022 Investor Day March 8th, 2022

Q4 2021 Financial Highlights YOY  Q4 2021 Q4 2020 Sales  3.7% $469.8M $453.2M Organic Sales Growth * 4.1% FX (40 bps) GAAP Diluted EPS 381.3% ($1.35) $0.48 Non-GAAP Diluted EPS* 11.8% $0.67 $0.76 Non-GAAP Income from Operations Margin*  280 bps 14.4% 17.2% GAAP Gross Profit Margin   210 bps 33.6% 35.7% Non-GAAP Adjusted EBITDA Margin* 260 bps 18.6% 21.2% *See appendix for discussion and reconciliation of non-GAAP measures

NET LEVERAGE IN TARGET RANGE MINIMAL NEAR-TERM DEBT REQUIREMENTS Net Debt / Adjusted EBITDA* SOLID LIQUIDITY $395M Revolving credit availability $246M Cash & equivalents *Non-GAAP metric, see reconciliation table in appendix Executing Strategy to Strengthen Balance Sheet STRONG FREE CASH FLOW GENERATION $176M 2021 Non-GAAP Free Cash Flow * ** Excludes $9.3 million of other debt that has various maturities *See appendix for discussion and reconciliation of non-GAAP measures 10

2022 Guidance – Provided 2/16/2022 Sales $2,025 to $2,065 million GAAP Diluted EPS $2.84 to $2.92 Non-GAAP Diluted EPS* $3.55 to $3.70 Non-GAAP Adjusted EBITDA* $410 to $425 million Capital Expenditures $45 to $50 million Depreciation and Amortization  $100 to $110 million Non-GAAP Free Cash Flow * $200 to $225 million Tax Rate (before discrete items) 21% to 23% *See appendix for discussion and reconciliation of non-GAAP measures

*Discussion of Non-GAAP Measures The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. Our industry peers may provide similar supplemental non-GAAP information with respect to one or more of these measures, although they may not use the same or comparable terminology and may not make identical adjustments. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales and Organic Sales Growth Organic Sales in this release are net sales excluding the impact of foreign currency translation. Organic Sales can be expressed as a dollar amount or a percentage rate when describing Organic Sales Growth. Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Diluted EPS Guidance Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Diluted Earnings Per Share Guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales. Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Adjusted EBITDA Margin Non-GAAP Adjusted EBITDA Margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales. Non-GAAP Free Cash Flow Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment. Non-GAAP Adjusted Free Cash Flow Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow. Non-GAAP Operating Working Capital Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net Debt is calculated by subtracting cash and cash equivalents from total gross debt.

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Measures*

Appendix Non-GAAP Adjusted EBITDA* * Based upon management's estimate of Nook's financial results for the full year 2021. Nook's actual historical results have not yet been subject to an audit and cannot be verified at this point in time. Moreover, the non-GAAP adjusted EBITDA of Nook for the full year of 2021 cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management. Nonetheless, management believes that an estimate of Nook’s Non-GAAP adjusted EBITDA is important to the Company's investors because it provides an estimated indication of the Company's potential ability to service debt and incur additional leverage, if any.

Appendix Altra Proforma * * Based upon management's estimate of JVS’s financial results for the full year and quarterly results of 2021.  This proforma information gives effect to the recent announced divestiture of JVS.  Such proforma information is based on certain assumptions and adjustments and does not purport to present Altra’s actual results of operations or financial condition had the transactions reflected in such proforma financial information occurred at the beginning of the relevant period, in the case of income statement information, nor is it necessarily indicative of the results of operations that may be achieved in the future.  The non-GAAP adjusted EBITDA of JVS for 2021 full year and by quarter cannot be reconciled to the corresponding audited GAAP measure because no such measure is available to management.